SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                           April 15, 2003
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
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            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

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TABLE OF CONTENTS

     Item 9.  Regulation FD Disclosure
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   SIGNATURES
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                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C., 20549


ITEM 9 - REGULATION FD DISCLOSURE

     On April 15, 2003, Weyerhaeuser Company a press release stating the following:

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY) today announced that Richard J. Taggart has been elected executive vice president and chief financial officer (CFO) by the board of directors effective immediately.

Taggart, 60, reports to Steven R. Rogel, chairman, president and chief executive officer, and succeeds William C. Stivers, 65. Stivers, who reaches the company's mandatory retirement age in June after 33 years with Weyerhaeuser, has served as the company's CFO since 1990.

A 29-year veteran of the forest products industry, Taggart has worked for Weyerhaeuser for 23 years during which time he has held a number of business, technical and financial positions. He started his career with Weyerhaeuser in 1974 as a project manager in the Wood Products business. After leaving Weyerhaeuser in 1985, he became the head of finance for the U.S. subsidiary of CANFOR, a Canadian forest products company.

Since rejoining Weyerhaeuser in 1990, Taggart has served as finance and planning director for Engineered Fiber Products; vice president, Investor Relations; vice president and treasurer; and vice president, Finance. Taggart also served on the MacMillan Bloedel, Trus Joist and Willamette acquisition teams.

Taggart holds a masters of science in Agricultural Economics from the University of Wyoming and is a graduate of the University of Washington Executive Management Program. Prior to joining Weyerhaeuser, he had been an officer in the U.S. Navy assigned to the Strategic Analysis Support Group supporting war game analysis for the Joint Chiefs of Staff and worked in operation research for Ford Motor Company.

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2002, sales were $18.5 billion. It has offices or operations in 18 countries, with customers worldwide.

Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

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                                  # # #

Weyerhaeuser Company, one of the world's largest integrated forest products companies, was incorporated in 1900. In 2002, sales were $18.5 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.



SIGNATURES



 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							WEYERHAEUSER COMPANY

                                     By	/s/ Steven J. Hillyard
                                          -------------------------
                                   	Its:	Vice President and
                                          Chief Accounting Officer
Date:  April 15, 2003

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